United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 11, 2021
CANNAE HOLDINGS, INC.
(Exact name of Registrant as Specified in its Charter)

1-38300
(Commission File Number)

Delaware	82-1273460
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

1701 Village Center Circle
Las Vegas, Nevada 89134
(Addresses of Principal Executive Offices)

(702) 323-7330
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Cannae Common Stock, $0.0001 par value	CNNE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement.
On November 11, 2021, Austerlitz Acquisition Corporation I ("AAC") and Wynn Interactive Ltd ("WIL") entered into a mutual termination agreement (the "Mutual Termination Agreement") to terminate their previously announced agreement and plan of merger which contemplated the combination of AAC and WIL (the "Merger").
In contemplation of the Merger, Cannae Holdings, Inc. (the "Company" or "Cannae") previously announced it entered into a certain Backstop Facility Agreement (the “Backstop Agreement”) whereby the Company agreed, subject to the other terms and conditions included therein, at the BPS Closing (as defined in the Backstop Agreement), to subscribe for AAC Class A Ordinary Shares in order to fund redemptions by shareholders of AAC in connection with the Merger, in an amount of up to $690,000,000 (the “Subscription”). Also in contemplation of the Merger, AAC previously amended and restated (a) that certain letter agreement (the “Sponsor Agreement”), dated March 2, 2021, between AAC and Austerlitz Acquisition Sponsor, LP I (the “Sponsor”) and (b) that certain letter agreement, dated as of March 2, 2021, by and between AAC and the Sponsor and each of the directors and officers of AAC (collectively, the “Insiders”), and entered into that certain amended and restated sponsor agreement (the “Amended and Restated Sponsor Agreement”) with the Company, the Sponsor and the Insiders.
As a result of the Mutual Termination Agreement, the Backstop Agreement and the Amended and Restated Sponsor Agreement were automatically terminated on November 11, 2021. Cannae no longer has an obligation to fund the Subscription.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cannae Holdings, Inc.
Date:	November 12, 2021	By:	/s/ Michael L. Gravelle
			Name:	Michael L. Gravelle
			Title:	Executive Vice President, General Counsel, and Corporate Secretary